UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
June 16, 2009 (June 16, 2009)
STERLING CHEMICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-50132	76-0502785
(State or other jurisdiction of	(Commission File No.)	(IRS Employer Identification No.)
Incorporation)

333 Clay Street, Suite 3600	77002-4109
Houston, Texas	(Zip Code)
(Address of principal executive offices)
(713) 650-3700
(Registrant’s telephone number, including area code)
Not Applicable
(Former names or former address, if changed since last report)
          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 8.01. Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE
Exhibit Index
EX-10.1

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
          On June 16, 2009, Sterling Chemicals, Inc. (“Sterling”) and John V. Genova, President and Chief Executive Officer of Sterling (“Mr. Genova”), entered into an Amended and Restated Employment Agreement (the “Restated Employment Agreement”), a copy of which is attached to this Form 8-K as Exhibit 10.1 and incorporated by reference herein. The Restated Employment Agreement amends and restates the Employment Agreement between Sterling and Mr. Genova dated May 27, 2008 (the “Original Employment Agreement”) governing Mr. Genova’s employment by Sterling as its President and Chief Executive Officer.
          The primary differences between the Restated Employment Agreement and the Original Employment Agreement are:
•	the expansion of the slate of long-term incentive awards available to reward the achievement of predetermined long-term performance metrics to include performance units payable in cash;

•	the increase of the cap on gross-up payments related to the imposition of any excise tax under Section 4999 of the Internal Revenue Code to 50% of Mr. Genova’s base salary plus targeted bonus until Mr. Genova has five full years of base salary and bonus payments (i.e., December 31, 2013), at which time the cap will revert to 25% of Mr. Genova’s base salary plus targeted bonus; and

•	the addition of (i) the potential to receive supplemental bonuses in connection with any non-ordinary course transactions that enhance stockholder value and meet criteria set forth by Sterling’s Board of Directors or the Compensation Committee of the Board of Directors (such as an acquisition, a divestiture, a merger or the formation of a joint venture), in an amount equal to 0.66% of the total value of such transaction, which supplemental bonuses would be excluded from the excise tax gross-up provisions, and (ii) the authority to allocate a bonus pool of 0.59% of such value among Sterling’s other employees, including Sterling’s other senior executive officers, based upon each individual’s contribution towards the consummation of such transaction.
Item 8.01. Other Events.
          On June 3, 2009, Sterling commenced a turn around of its acetic acid manufacturing unit, which is expected to last approximately six weeks. During the turn around, in addition to routine maintenance, Sterling is installing a new product column and taking advantage of other low-cost debottlenecking opportunities that are expected to expand the annual rated capacity of its acetic acid facility by approximately 9% to approximately 1.2 billion pounds. These and other projects are expected to result in reduced operating expenses, improved reliability and an extension of the intervals between unit turn arounds. Sterling will also be implementing projects during the turn around that are expected to improve costs in the distribution of utilities to each of its manufacturing units at its Texas City facility and completing a capital project to prevent the discharge of process wastewater during periods of heavy rain.

          Sterling’s Employee Benefits Plans Committee engaged Milliman, Inc. in May 2009 to act as its independent investment advisor and actuary for its defined benefit and defined contribution plans to assist this Committee, among other things, with the development and implementation of strategies to improve the financial performance of the assets contained in its defined benefit plans and the funding status of those plans. Sterling is currently in the process of selecting an administrator for its defined contribution and defined benefit plans. This selection process is expected to be completed over the next six weeks, with full transfer of the administration of these plans expected to be completed by year end.
          Statements in this report that contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, include, but are not limited to, statements concerning the length of the turn around of Sterling’s acetic acid manufacturing unit, expected capacity increases, cost savings and reliability improvements and improvement in the financial performance of assets contained in its defined benefit plans and funding status of those plans. Such statements are inherently subject to a variety of risks and uncertainties that could cause actual results to differ materially from those anticipated or projected. A discussion of the risk factors that could impact these areas and Sterling’s overall business and financial performance can be found in Sterling’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K. These factors include, among others, the timing and extent of changes in commodity prices, the cyclicality of the petrochemicals industry, petrochemicals industry production capacity and operating rates, market conditions in the petrochemicals industry, competition, changes in global economic and business conditions, increases in raw materials costs, the effects of market movements and changes in interest rates on the funding level of Sterling’s defined benefit plans, regulatory initiatives, compliance with governmental regulations, compliance with environmental laws and regulations, customer preferences and various other matters, many of which are beyond Sterling’s control. Given these concerns, investors and analysts should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of this report, and Sterling undertakes no obligation to publicly update or revise any forward-looking statements.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

Exhibit 10.1*	Amended and Restated Employment Agreement between Sterling Chemicals, Inc. and John V. Genova dated effective as of June 16, 2009

*	Management contracts or compensatory plans or arrangements.

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 16, 2009	STERLING CHEMICALS, INC.
	By:	/s/ John V. Genova
John V. Genova
President and Chief Executive Officer

Exhibit Index

Exhibit Number	Description

Exhibit 10.1*	Amended and Restated Employment Agreement between Sterling Chemicals, Inc. and John V. Genova dated effective as of June 16, 2009

*	Management contracts or compensatory plans or arrangements.